Exhibit 99.1
Press Release

TIDEWATER INC. ● 6002 Rogerdale Road, Suite 600 ● Houston, TX 77072 ● Telephone (713) 470-5300 ● Fax (888) 909-0946

Tidewater Reports Results for the Three and Twelve -Months Ended December 31, 2019

HOUSTON, March 2, 2020 — Tidewater Inc. (NYSE:TDW) announced today revenue for the three and twelve months ended December 31, 2019, of $118.8 million and $486.5 million, and net losses for the same periods of $59.9 million (or $1.52 per common share) and $141.7 million (or $3.71 per common share), respectively. Excluding long-lived asset impairments and one time expenses, net losses for the three and twelve months ended December 31, 2019 were $25.2 million (or $0.64 per common share) and $91.4 million (or $2.39) per common share), respectively.  Highlights for the three months ended December 31, 2019:

•	Generated revenue of $118.8 million, an 8%, or $8.5 million, increase from the same period in the prior year; driven by a 4% increase in average day rate and a 4% increase in active vessel days.
•	Continued significant streamlining of shore-based operations resulted in a pro forma run rate for general and administrative expense of $81.0 million.

•Active utilization increased to 81.4% for the fourth quarter, up from 80.4% in the third quarter.

•	Net cash flows provided by operating activities for the quarter was a positive of $5.3 million, and free cash flow for the quarter was a positive $12.5 million.
•	Completed a bond consent and $125 million tender to improve debt covenants, lower overall debt, and reduce pro-forma negative interest carry by $8.0 million.
•	Continued high-grading active fleet by identifying 46 lower specification vessels to be disposed of in 2020.

Quintin Kneen, Tidewater’s President and Chief Executive Officer, commented, “Over the course of 2019, Tidewater has taken a series of strategic actions to streamline our fleet and increase our efficiency across the entire organization.  These actions were part of our continuing efforts to achieve our near-term goal of becoming free cash flow positive and part of our longer-term goal of attaining an acceptable free cash flow return on our assets.

“The team made significant strides in the fourth quarter and we are pleased to report that the business had positive operating cash flow in the fourth quarter, was free cash flow positive in the fourth quarter, and  the strong performance in the fourth quarter also resulted in the business being free cash flow positive for the entire year of 2019. Free cash flow for the quarter was $12.5 million and $5.5 million for the year.

“Market conditions around the world continue to improve. Our anticipated revenue for 2020 is similar to our total revenue for 2019, but with fewer ships as we continue to high-grade the active fleet. As of this call, we have $440 million of backlog for 2020, which is over 90% of the revenue we recorded for the prior year. Key operational objectives for 2020 are to continue to improve our active utilization percentage, which results in higher profitability per vessel day, and to lower our annual spend on dry docks and vessel modifications by over $20 million as compared to 2019.

“Through process improvements, headcount reductions and technology implementation, the team successfully achieved merger-related general and administrative cost synergies of $65 million, significantly exceeding the original target of $45 million. We finished 2019 with an annual general and administrative spend run rate of $81 million, which was $19 million lower than our original $100 million target, and substantially lower than Tidewater’s pre-merger general and administrative spend on a stand-alone basis. The improvement in active utilization, reduced spend on drydocks and vessel modifications, and reduced spend on general and administrative costs should result in us nearing our longer-term goal of attaining an acceptable free cash flow return on our assets.

“Part of achieving our return objectives is positioning the Tidewater fleet for the future by obtaining the highest disposal value for our fleet in lay-up. You will notice that we took the step of separating the value of the ongoing fleet from the value of the fleet we intend to sell or scrap, which we are now presenting on the balance sheet as ‘assets held for sale’, which is stated at our expected net realizable value. Marking that portion of the fleet to net realizable value resulted in an impairment in the fourth quarter of $26.7 million, and results in a value of assets to be disposed of totaling $39.3 million. The value that remains on the balance sheet as Net Property and Equipment reflects the book value of the fleet we intend to remain operational.”

Kneen concluded, “All of these actions are part of our efforts to achieve our goal of maximizing free cash flow generation while preserving our pristine balance sheet. We believe the result is a nimble, efficient and scalable platform that will enable us to support our growth initiatives and further advance our leadership position in the offshore industry. This accomplishment was the result of our more than 5,000 employees pulling together to create a new culture focused on establishing the safest, most profitable, most investable offshore vessel company in the world.”

Included in the net loss for the three months and nine months ended December 31, 2019 were general and administrative expenses of $2.1 million ($0.05 per common share) and $12.6 million ($0.33 per common share), respectively, for severance and similar expenses related to integrating Tidewater and GulfMark operations.

In addition to the number of outstanding shares, as of December 31, 2019, the company also has the following in the money warrants.

Common shares outstanding	39,941,327
New Creditor Warrants (strike price $0.001 per common share)	821,308
GulfMark Creditor Warrants (strike price $0.01 per common share)	1,165,066
Total	41,927,701

Tidewater will hold a conference call to discuss results for the three and twelve months ended December 31, 2019 on Tuesday, March 3, 2020 at 8:00 a.m. Central Time. Investors and interested parties may listen to the teleconference via telephone by calling 1-888-771-4371 if calling from the U.S. or Canada (1-847-585-4405 if calling from outside the U.S.) and asking for the “Tidewater” call just prior to the scheduled start time. A replay of the conference call will be available beginning at 10:30 a.m. Central Time on March 3, 2020 and will continue until 11:59 p.m. Central Time on April 3, 2020. To access the replay, call 1-888-843-7419 (1-630-652-3042 if calling from outside the U.S.).  The conference call ID number is 49441491.

A simultaneous webcast of the conference call will be available online at the Tidewater Inc. website, www.tdw.com.  The online replay will be available until April 3, 2020.

The conference call will contain forward-looking statements in addition to statements of historical fact.  The actual achievement of any forecasted results or the unfolding of future economic or business developments in a way anticipated or projected by the company involves numerous risks and uncertainties that may cause the company’s actual performance to be materially different from that stated or implied in the forward-looking statements.  Such risks and uncertainties include, among other things, risks associated with the general nature of the oilfield service industry and other factors discussed within the “Risk Factors” section of Tidewater’s most recent Forms 10-Q and 10-K.

Tidewater owns and operates the largest fleet of Offshore Support Vessels in the industry, with over 60 years of experience supporting offshore energy exploration and production activities worldwide.

Note: all per-share amounts are stated on a diluted basis.

Financial information is displayed beginning on the next page.

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

	Three Months Ended		Twelve Months Ended
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Revenues:
Vessel revenues	$116,539	108,527	477,015	397,206
Other operating revenues	2,237	1,707	9,534	9,314
Total revenues	118,776	110,234	486,549	406,520
Costs and expenses:
Vessel operating costs	85,935	74,967	329,196	269,580
Costs of other operating revenues	916	733	2,800	5,530
General and administrative (A)	22,406	36,487	103,716	110,023
Depreciation and amortization	28,226	20,101	101,931	58,293
Gain on asset dispositions, net	(1,217)	(8,938)	(2,263)	(10,624)
Impairment of due from affiliate	—	20,083	—	20,083
Asset impairments and other	32,549	36,878	37,773	61,132
Total operating costs and expenses	168,815	180,311	573,153	514,017
Operating loss	(50,039)	(70,077)	(86,604)	(107,497)
Other income (expense):
Foreign exchange gain (loss)	(945)	1,455	(1,269)	106
Equity in net earnings (losses) of unconsolidated companies	(2,717)	(3,871)	(3,152)	(18,864)
Interest income and other	690	5,799	6,598	11,294
Loss on debt extinguishment	—	(8,119)	—	(8,119)
Interest and other debt costs	(6,282)	(7,708)	(29,068)	(30,439)
Total other expense	(9,254)	(12,444)	(26,891)	(46,022)
Loss before income taxes	(59,293)	(82,521)	(113,495)	(153,519)
Income tax expense	1,281	7,856	27,724	18,252
Net loss	$(60,574)	(90,377)	(141,219)	(171,771)
Less: Net income (loss) attributable to noncontrolling interests	(721)	132	524	(254)
Net loss attributable to Tidewater Inc.	$(59,853)	(90,509)	(141,743)	(171,517)
Basic loss per common share	$(1.52)	(2.83)	(3.71)	(6.45)
Diluted loss per common share	$(1.52)	(2.83)	(3.71)	(6.45)
Weighted average common shares outstanding (B)	39,504,154	31,974,802	38,204,934	26,589,883
Dilutive effect of stock options and restricted stock	—	—	—	—
Adjusted weighted average common shares	39,504,154	31,974,802	38,204,934	26,589,883

Vessel operating margin	$30,604	33,560	147,819	127,626

Note (A): Restructuring and merger-related items:
Professional services costs included in general and administrative expenses related to the business combination with GulfMark	$—	4,465	88	4,553
Integration related costs related to the business combination with GulfMark	2,123	—	12,527	10,404
Total	$2,123	4,465	12,615	14,957

Note (B):
Shares issuable upon the exercise of New Creditor Warrants held by U.S. citizens included in weighted average shares outstanding	—	2,547	—	2,547
Total shares outstanding including warrants
Common shares outstanding			39,941,327	26,589,883
New Creditor Warrants (strike price $0.001 per common share)			821,308	2,220,857
GulfMark Creditor Warrants (strike price $0.01 per common share)			1,165,066	2,189,709
Total			41,927,701	41,388,846

TIDEWATER INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except share and par value data)

	December 31,	December 31,
ASSETS	2019	2018
Current assets:
Cash and cash equivalents	$218,290	371,791
Restricted cash	5,755	25,953
Trade and other receivables, net	110,180	111,266
Due from affiliates	125,972	132,951
Marine operating supplies	21,856	29,505
Assets held for sale	39,287	—
Prepaid expenses and other current assets	15,956	11,836
Total current assets	537,296	683,302
Investments in, at equity, and advances to unconsolidated companies	—	1,039
Net properties and equipment	938,961	1,089,857
Deferred drydocking and survey costs	66,936	22,215
Other assets	36,335	31,326
Total assets	$1,579,528	1,827,739

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$27,501	31,939
Accrued costs and expenses	74,000	61,784
Due to affiliates	50,186	34,972
Current portion of long-term debt	9,890	8,568
Other current liabilities	24,100	21,092
Total current liabilities	185,677	158,355
Long-term debt	279,044	430,436
Other liabilities and deferred credits	98,397	94,025

Commitments and contingencies

Equity:
Common stock	40	37
Additional paid-in capital	1,367,521	1,352,388
Accumulated deficit	(352,526)	(210,783)
Accumulated other comprehensive income (loss)	(236)	2,194
Total stockholders’ equity	1,014,799	1,143,836
Noncontrolling interests	1,611	1,087
Total equity	1,016,410	1,144,923
Total liabilities and equity	$1,579,528	1,827,739

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS

(In thousands)

	Three Months Ended		Twelve Months Ended
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
Net loss	$(60,574)	$(90,377)	$(141,219)	$(171,771)
Other comprehensive income (loss):
Unrealized gains (losses) on available for sale securities, net of tax of $0, $0, $0, and $0, respectively	—	—	—	(256)
Change in supplemental executive retirement plan pension liability, net of tax of $0, $0, $0 and $0, respectively	(2,121)	2,214	(2,121)	2,214
Change in pension plan minimum liability, net of tax of $0, $0, $0, and $0, respectively	(309)	1,919	(309)	1,919
Change in other benefit plan minimum liability, net of tax of $0, $0, $0 and $0, respectively	—	(1,536)	—	(1,536)
Total comprehensive loss	$(63,004)	$(87,780)	$(143,649)	$(169,430)

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

	Twelve Months Ended	Three Months Ended	Twelve Months Ended
	December 31, 2019	December 31, 2019	December 31, 2018
Operating activities:
Net loss	$(141,219)	(60,574)	(171,771)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	77,045	19,416	51,332
Amortization of deferred drydocking and survey costs	24,886	8,810	6,961
Amortization of debt premiums and discounts	(4,877)	(3,315)	(1,856)
Provision for deferred income taxes	672	(87)	572
Gain on asset dispositions, net	(2,263)	(1,216)	(10,624)
Impairment of due from affiliate	—	—	20,083
Long-lived asset impairments and other	37,773	32,549	61,132
Loss on debt extinguishment	—	—	8,119
Changes in investments in, at equity, and advances to unconsolidated companies	1,039	604	28,177
Compensation expense – stock based	19,603	3,004	13,406
Changes in operating assets and liabilities, net:
Trade and other receivables	1,086	12,882	9,088
Changes in due to/from affiliate, net	22,193	7,295	28,644
Accounts payable	(4,439)	3,828	(15,174)
Accrued expenses	8,189	18,763	(13,489)
Deferred drydocking and survey costs	(70,437)	(26,736)	(25,968)
Other, net	(674)	(9,942)	7,427
Net cash provided by (used in) operating activities	(31,423)	5,281	(3,941)
Cash flows from investing activities:
Proceeds from sales of assets	28,847	3,755	46,115
Additions to properties and equipment	(17,998)	(4,067)	(21,391)
Cash and cash equivalents from stock based merger	—	—	43,806
Net cash provided by (used in) investing activities	10,849	(312)	68,530
Cash flows from financing activities:
Principal payments on long-term debt	(133,693)	(127,235)	(105,169)
Premium paid for redemption of secured notes	(11,402)	(11,402)	—
Cash payments to General Unsecured Creditors	—	—	(8,377)
Loss on debt extinguishment	—	—	(8,119)
Cash received for issuance of common stock	—	—	3
Tax on share-based award	(4,467)	(1,355)	(4,400)
Other	—	(1)	(2,000)
Net cash used in financing activities	(149,562)	(139,993)	(128,062)
Net change in cash, cash equivalents and restricted cash	(170,136)	(135,024)	(55,591)
Cash, cash equivalents and restricted cash at beginning of period	397,744	362,632	453,335
Cash, cash equivalents and restricted cash at end of period	$227,608	227,608	397,744

	Year	Three Months	Year
	Ended	Ended	Ended
	December 31, 2019	December 31, 2018	December 31, 2018
Supplemental disclosure of cash flow information:
Cash paid during the year for:
Interest, net of amounts capitalized	$32,687	8,205	32,326
Income taxes	14,378	3,992	16,828
Supplemental disclosure of noncash investing activities:		—
Merger with GulfMark	—	—	285,492
Supplemental disclosure of noncash financing activities:
Common stock issued for GulfMark merger	—	—	285,492

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF EQUITY

(In thousands)

	Common stock	Additional paid-in capital	Retained earnings (deficit)	Accumulated other comprehensive income (loss)	Non controlling interest	Total
Balance at December 31, 2017	$22	1,059,120	(39,266)	(147)	2,215	1,021,944
Total comprehensive income (loss)	—	—	(171,517)	2,341	(254)	(169,430)
Issuance of common stock from exercise of warrants	6	(3)	—	—	—	3
Issuance of common stock for GulfMark business combination	9	285,483	—	—	—	285,492
Amortization of restricted stock units	—	8,914	—	—	—	8,914
Cash paid to noncontrolling interests	—	(1,126)	—	—	(874)	(2,000)
Balance at December 31, 2018	$37	1,352,388	(210,783)	2,194	1,087	1,144,923
Total comprehensive income (loss)	—	—	(141,743)	(2,430)	524	(143,649)
Issuance of common stock from exercise of warrants	3	(3)	—	—	—	—
Amortization of restricted stock units	—	15,136	—	—	—	15,136
Balance at December 31, 2019	$40	1,367,521	(352,526)	(236)	1,611	1,016,410

The company’s vessel revenues and vessel operating costs and the related percentage of total vessel revenues, were as follows:

	Three Months Ended				Twelve Months Ended
	December 31, 2019		December 31, 2018		December 31, 2019		December 31, 2018
(In thousands)		%		%		%		%
Vessel revenues:
Americas	$33,333	29%	31,813	29%	136,958	29%	118,534	30%
Middle East/Asia Pacific	26,651	23%	19,474	18%	90,321	19%	80,195	20%
Europe/Mediterranean	29,180	25%	20,717	19%	123,711	26%	56,263	14%
West Africa	27,375	23%	36,523	34%	126,025	26%	142,214	36%
Total vessel revenues	$116,539	100%	108,527	100%	477,015	100%	397,206	100%
Vessel operating costs:
Crew costs	$46,071	40%	45,133	42%	187,599	39%	153,340	39%
Repair and maintenance	15,181	13%	9,405	9%	47,761	10%	33,721	8%
Insurance and loss reserves	1,174	1%	637	1%	6,129	1%	51	(<1%)
Fuel, lube and supplies	9,782	8%	9,315	9%	36,359	8%	34,489	9%
Other	13,726	12%	10,477	10%	51,348	11%	47,979	12%
Total vessel operating costs	85,935	74%	74,967	69%	329,196	69%	269,580	68%
Vessel operating margin (A)	$30,604	26%	33,560	31%	147,819	31%	127,626	32%

Note (A): Vessel operating margin equals revenues less vessel operating costs and excludes general and administrative expenses and depreciation and amortization.

The company’s operating loss and other components of loss before income taxes and its related percentage of total revenues, were as follows:

	Three Months Ended				Twelve Months Ended
	December 31, 2019		December 31, 2018		December 31, 2019		December 31, 2018
(In thousands)		%		%		%		%
Vessel operating profit (loss):
Americas	$(2,507)	(2%)	(2,944)	(3%)	(805)	(0%)	8,860	2%
Middle East/Asia Pacific	(1,946)	(2%)	(2,088)	(2%)	(6,044)	(1%)	(4,417)	(1%)
Europe/Mediterranean	(521)	(0%)	(2,606)	(2%)	(1,289)	(0%)	(9,359)	(2%)
West Africa	(3,593)	(3%)	3,373	3%	8,298	2%	7,240	2%
Other operating profit	1,353	1%	975	1%	6,734	1%	3,742	1%
	(7,214)	(6%)	(3,290)	(3%)	6,894	1%	6,066	1%
Corporate expenses (A)	(11,493)	(10%)	(18,764)	(17%)	(57,988)	(12%)	(42,972)	(11%)
Gain (loss) on asset dispositions, net	1,217	1%	8,938	8%	2,263	0%	10,624	3%
Impairment of due from affiliates	0	0%	(20,083)	(18%)	0	0%	(20,083)	(5%)
Long-lived asset impairments	(32,549)	(27%)	(36,878)	(33%)	(37,773)	(8%)	(61,132)	(15%)
Operating loss	$(50,039)	(42%)	(70,077)	(64%)	(86,604)	(18%)	(107,497)	(26%)

Note (A):  General and administrative expenses for the three and twelve months ended December 31, 2019 includes stock-based compensation of $3.0 million and $19.6 million, respectively.  General and administrative expenses for the three and twelve months ended December 31, 2018 included stock-based compensation of $3.6 million and $13.6 million, respectively. In addition, general and administrative costs for the three and twelve months ended December 31, 2019 includes $2.1 million and $12.6 million, respectively, of severance and similar costs related to integrating Tidewater and GulfMark operations.

TIDEWATER INC.

CONSOLIDATED STATEMENTS OF EARNINGS (LOSS) – QUARTERLY DATA

(Unaudited)

(In thousands, except per share data)

	Three Months Ended					Twelve Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2019	2019	2019	2019	2018	2019	2018
Revenues:
Vessel revenues	$116,539	117,173	123,641	119,662	108,527	477,015	397,206
Other operating revenues	2,237	2,592	2,218	2,487	1,707	9,534	9,314
Total revenues	118,776	119,765	125,859	122,149	110,234	486,549	406,520
Costs and expenses:
Vessel operating costs	85,935	80,619	80,439	82,203	74,967	329,196	269,580
Costs of other operating revenues	916	534	586	764	733	2,800	5,530
General and administrative (A)	22,406	30,474	23,696	27,140	36,487	103,716	110,023
Depreciation and amortization	28,226	25,735	25,038	22,932	20,101	101,931	58,293
Gain on asset dispositions, net	(1,217)	(270)	494	(1,270)	(8,938)	(2,263)	(10,624)
Impairment of due from affiliate	—	—	—	—	20,083	—	20,083
Asset impairments and other	32,549	5,224	—	—	36,878	37,773	61,132
Total operating costs and expenses	168,815	142,316	130,253	131,769	180,311	573,153	514,017
Operating loss	(50,039)	(22,551)	(4,394)	(9,620)	(70,077)	(86,604)	(107,497)
Other income (expense):
Foreign exchange gain (loss)	(945)	173	11	(508)	1,455	(1,269)	106
Equity in net earnings (losses) of unconsolidated companies	(2,717)	(468)	95	(62)	(3,871)	(3,152)	(18,864)
Interest income and other	690	1,579	1,859	2,470	5,799	6,598	11,294
Loss on debt extinguishment	—	—	—	—	(8,119)	—	(8,119)
Interest and other debt costs	(6,282)	(7,468)	(7,582)	(7,736)	(7,708)	(29,068)	(30,439)
Total other expense	(9,254)	(6,184)	(5,617)	(5,836)	(12,444)	(26,891)	(46,022)
Loss before income taxes	(59,293)	(28,735)	(10,011)	(15,456)	(82,521)	(113,495)	(153,519)
Income tax expense	1,281	15,071	5,542	5,830	7,856	27,724	18,252
Net loss	$(60,574)	(43,806)	(15,553)	(21,286)	(90,377)	(141,219)	(171,771)
Less: Net income (loss) attributable to noncontrolling interests	(721)	394	406	445	132	524	(254)
Net loss attributable to Tidewater Inc.	$(59,853)	(44,200)	(15,959)	(21,731)	(90,509)	(141,743)	(171,517)
Basic loss per common share	$(1.52)	(1.15)	(0.42)	(0.58)	(2.83)	(3.71)	(6.45)
Diluted loss per common share	$(1.52)	(1.15)	(0.42)	(0.58)	(2.83)	(3.71)	(6.45)
Weighted average common shares outstanding (B)	39,504,154	38,537,165	37,570,629	37,178,580	31,974,802	38,204,934	26,589,883
Dilutive effect of stock options and restricted stock	—	—	—	—	—	—	—
Adjusted weighted average common shares	39,504,154	38,537,165	37,570,629	37,178,580	31,974,802	38,204,934	26,589,883

Vessel operating margin	$30,604	36,554	43,202	37,459	33,560	147,819	127,626

Note (A): Restructuring and merger-related items:
Professional services costs included in general and administrative expenses related to the business combination with GulfMark	$—	—	—	88	4,465	88	4,553
Integration related costs related to the business combination with GulfMark	2,123	6,293	460	3,651	—	12,527	10,404
Total	$2,123	6,293	460	3,739	4,465	12,615	14,957
Note (B):
Shares issuable upon the exercise of New Creditor Warrants held by U.S. citizens included in weighted average shares outstanding	—	—	—	—	2,547	—	2,547
Total shares outstanding including warrants
Common shares outstanding						39,941,327	26,589,883
New Creditor Warrants (strike price $0.001 per common share)						821,308	2,220,857
GulfMark Creditor Warrants (strike price $0.01 per common share)						1,165,066	2,189,709
Total						41,927,701	41,388,846

TIDEWATER INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

(In thousands)

	December 31,	September 30,	June 30,	March 31,	December 31,
ASSETS	2019	2019	2019	2019	2018
Current assets:
Cash and cash equivalents	$218,290	359,332	369,549	391,060	371,791
Restricted cash	5,755	3,300	13,614	6,975	25,953
Trade and other receivables, net	110,180	123,133	121,155	112,853	111,266
Due from affiliates	125,972	124,757	121,959	119,049	132,951
Marine operating supplies	21,856	21,303	29,141	29,337	29,505
Assets held for sale	39,287	—	—	—	—
Prepaid expenses and other current assets	15,956	13,116	14,460	14,844	11,836
Total current assets	537,296	644,941	669,878	674,118	683,302
Investments in, at equity, and advances to unconsolidated companies	—	—	658	774	1,039
Net properties and equipment	938,961	1,022,786	1,041,054	1,065,297	1,089,857
Deferred drydocking and survey costs	66,936	49,025	41,029	30,602	22,215
Other assets	36,335	37,269	39,651	38,507	31,326
Total assets	$1,579,528	1,754,021	1,792,270	1,809,298	1,827,739

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$27,501	23,672	24,170	29,739	31,939
Accrued costs and expenses	74,000	54,792	56,675	56,025	61,784
Due to affiliates	50,186	41,676	39,060	40,245	34,972
Current portion of long-term debt	9,890	9,689	10,002	9,957	8,568
Other current liabilities	24,100	30,024	24,442	20,115	21,092
Total current liabilities	185,677	159,853	154,349	156,081	158,355
Long-term debt	279,044	419,905	424,911	427,436	430,436
Other liabilities and deferred credits	98,397	96,499	97,471	98,096	94,025

Commitments and contingencies

Equity:
Common stock	40	39	38	37	37
Additional paid-in capital	1,367,521	1,365,872	1,359,842	1,356,436	1,352,388
Accumulated deficit	(352,526)	(292,673)	(248,473)	(232,514)	(210,783)
Accumulated other comprehensive income (loss)	(236)	2,194	2,194	2,194	2,194
Total stockholders’ equity	1,014,799	1,075,432	1,113,601	1,126,153	1,143,836
Noncontrolling interests	1,611	2,332	1,938	1,532	1,087
Total equity	1,016,410	1,077,764	1,115,539	1,127,685	1,144,923
Total liabilities and equity	$1,579,528	1,754,021	1,792,270	1,809,298	1,827,739

Supplemental Information
Due from related parties, net of due to related parties:
Sonatide (Angola)	$57,771	64,660	66,690	62,591	79,829
DTDW (Nigeria)	18,015	18,421	16,209	16,213	18,150
Total	$75,786	83,081	82,899	78,804	97,979

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

(In thousands)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2019	2019	2019	2019	2018
VESSEL REVENUE BY VESSEL CLASS

Americas fleet:
Deepwater	$22,883	24,575	26,991	25,214	21,412
Towing-supply	8,639	7,831	7,448	8,576	8,283
Other	1,811	741	760	1,489	2,118
Total	$33,333	33,147	35,199	35,279	31,813
Middle East/Asia Pacific fleet:
Deepwater	$16,015	14,960	12,130	10,502	8,705
Towing-supply	10,636	7,805	8,319	9,954	10,959
Other	-	-	-	-	(190)
Total	$26,651	22,765	20,449	20,456	19,474
Europe/Mediterranean fleet:
Deepwater	$28,652	30,608	34,104	27,577	19,876
Towing-supply	528	338	923	981	841
Total	$29,180	30,946	35,027	28,558	20,717
West Africa fleet:
Deepwater	$14,066	14,923	14,977	15,949	15,287
Towing-supply	9,981	11,598	14,015	15,184	16,807
Other	3,328	3,794	3,974	4,236	4,429
Total	$27,375	30,315	32,966	35,369	36,523
Worldwide fleet:
Deepwater	$81,616	85,066	88,202	79,242	65,278
Towing-supply	29,784	27,572	30,705	34,695	36,890
Other	5,139	4,535	4,734	5,725	6,359
Total	$116,539	117,173	123,641	119,662	108,527

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2019	2019	2019	2019	2018
AVERAGE NUMBER OF VESSELS:

Americas fleet:
Deepwater	31	32	34	37	35
Towing-supply	17	17	18	27	20
Other	4	5	6	7	7
Total	52	54	58	71	62
Stacked vessels	(15)	(17)	(20)	(32)	(27)
Active vessels	37	37	38	39	35
Middle East/Asia Pacific fleet:
Deepwater	27	26	24	24	20
Towing-supply	28	26	26	27	28
Total	55	52	50	51	48
Stacked vessels	(10)	(11)	(9)	(10)	(11)
Active vessels	44	41	41	41	37
Europe/Mediterranean fleet:
Deepwater	42	42	44	45	31
Towing-supply	3	3	3	3	4
Total	45	45	47	48	35
Stacked vessels	(15)	(13)	(13)	(14)	(10)
Active vessels	30	32	34	34	25
West Africa fleet:
Deepwater	27	29	30	30	28
Towing-supply	19	20	22	31	31
Other	21	21	21	22	23
Total	67	70	73	83	82
Stacked vessels	(22)	(22)	(23)	(29)	(29)
Active vessels	45	48	50	54	53
Worldwide fleet:
Deepwater	126	129	132	136	114
Towing-supply	68	66	69	88	83
Other	25	26	27	29	30
Total	219	221	228	253	227
Stacked vessels	(62)	(63)	(65)	(85)	(77)
Active vessels	157	158	163	168	150

Total active	157	158	163	168	150
Total stacked	62	63	65	85	77
Total joint venture and other vessels	4	4	4	4	5
Total	223	225	232	257	232

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2019	2019	2019	2019	2018
AVAILABLE DAYS - TOTAL FLEET:

Americas fleet:
Deepwater	2,852	2,932	3,112	3,332	3,271
Towing-supply	1,580	1,552	1,638	2,426	1,806
Other	368	460	484	619	644
Total	4,800	4,944	5,234	6,377	5,721
Middle East/Asia Pacific fleet:
Deepwater	2,453	2,370	2,184	2,160	1,840
Towing-supply	2,576	2,392	2,369	2,457	2,588
Other	—	—	—	—	—
Total	5,029	4,762	4,553	4,617	4,428
Europe/Mediterranean fleet:
Deepwater	3,848	3,874	4,024	4,040	2,806
Towing-supply	276	276	273	294	368
Total	4,124	4,150	4,297	4,334	3,174
West Africa fleet:
Deepwater	2,439	2,723	2,730	2,668	2,606
Towing-supply	1,779	1,840	1,974	2,790	2,852
Other	1,932	1,932	1,976	1,980	2,122
Total	6,150	6,495	6,680	7,438	7,580
Worldwide fleet:
Deepwater	11,592	11,899	12,050	12,200	10,523
Towing-supply	6,211	6,060	6,254	7,967	7,614
Other	2,300	2,392	2,460	2,599	2,766
Total	20,103	20,351	20,764	22,766	20,903

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2019	2019	2019	2019	2018
OUT-OF-SERVICE - STACKED DAYS:

Americas fleet:
Deepwater	656	723	798	992	1,288
Towing-supply	568	632	728	1,467	932
Other	184	184	241	380	296
Total	1,408	1,539	1,767	2,839	2,516
Middle East/Asia Pacific fleet:
Deepwater	552	552	494	617	572
Towing-supply	399	460	303	270	391
Other	—	—	—	—	—
Total	951	1,012	797	887	963
Europe/Mediterranean fleet:
Deepwater	1,196	1,104	1,092	1,122	736
Towing-supply	153	92	91	114	184
Total	1,349	1,196	1,183	1,236	920
West Africa fleet:
Deepwater	766	768	698	630	625
Towing-supply	583	552	700	1,486	1,361
Other	643	736	689	540	681
Total	1,992	2,056	2,087	2,656	2,667
Worldwide fleet:
Deepwater	3,170	3,147	3,082	3,361	3,221
Towing-supply	1,703	1,736	1,822	3,337	2,868
Other	827	920	930	920	977
Total	5,700	5,803	5,834	7,618	7,066

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2019	2019	2019	2019	2018
AVAILABLE DAYS - ACTIVE FLEET: (A)

Americas fleet:
Deepwater	2,196	2,209	2,314	2,340	1,983
Towing-supply	1,012	920	910	959	874
Other	184	276	243	239	348
Total	3,392	3,405	3,467	3,538	3,205
Middle East/Asia Pacific fleet:
Deepwater	1,901	1,818	1,690	1,543	1,268
Towing-supply	2,177	1,932	2,066	2,187	2,197
Other	—	—	—	—	—
Total	4,078	3,750	3,756	3,730	3,465
Europe/Mediterranean fleet:
Deepwater	2,652	2,770	2,932	2,918	2,070
Towing-supply	123	184	182	180	184
Total	2,775	2,954	3,114	6,159	2,254
West Africa fleet:
Deepwater	1,673	1,955	2,032	2,038	1,981
Towing-supply	1,196	1,288	1,274	1,304	1,491
Other	1,289	1,196	1,287	1,440	1,441
Total	4,158	4,439	4,593	4,782	4,913
Worldwide fleet:
Deepwater	8,422	8,752	8,968	8,839	7,302
Towing-supply	4,508	4,324	4,432	4,630	4,746
Other	1,473	1,472	1,530	1,679	1,789
Total	14,403	14,548	14,930	15,148	13,837

Note (A): Available Days - Active Fleet equals Available Days - Total Fleet less Out-Of-Service - Stacked Days.

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2019	2019	2019	2019	2018
UTILIZATION - TOTAL FLEET: (A)

Americas fleet:
Deepwater	61.7%	64.5%	65.8%	61.9%	49.9%
Towing-supply	58.6	53.1	43.5	35.4	42.8
Other	50.0	21.0	19.0	26.3	35.3
Total	59.8%	56.9%	54.5%	48.4%	46.0%
Middle East/Asia Pacific fleet:
Deepwater	66.7%	65.4%	62.1%	57.8%	57.6%
Towing-supply	70.0	61.7	61.1	64.8	62.3
Total	68.4%	63.6%	61.6%	61.5%	60.3%
Europe/Mediterranean fleet:
Deepwater	60.0%	64.0%	63.0%	60.1%	66.2%
Towing-supply	31.6	24.5	56.9	59.9	39.0
Total	58.1%	61.4%	62.7%	60.1%	63.1%
West Africa fleet:
Deepwater	46.9%	50.6%	51.7%	52.9%	58.5%
Towing-supply	43.8	46.3	50.3	40.0	46.5
Other	56.6	55.6	55.1	57.9	57.3
Total	49.1%	50.9%	52.3%	49.4%	53.6%
Worldwide fleet:
Deepwater	59.1%	61.4%	61.0%	58.6%	57.7%
Towing-supply	57.9	53.1	52.9	47.0	50.6
Other	55.6	49.0	48.0	50.4	52.2
Total	58.3%	57.5%	57.0%	53.6%	54.4%

Note (A): Utilization Total Fleet equals Days Worked / Available Days Total Fleet.

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2019	2019	2019	2019	2018
UTILIZATION - ACTIVE FLEET: (A)

Americas fleet:
Deepwater	80.1%	85.7%	88.4%	88.2%	82.3%
Towing-supply	91.4	89.6	78.4	89.5	88.4
Other	100.0	35.0	37.9	68.2	65.4
Total	84.6%	82.6%	82.3%	87.2%	82.1%
Middle East/Asia Pacific fleet:
Deepwater	86.1%	85.3%	80.3%	80.9%	83.6%
Towing-supply	82.9	76.4	70.1	72.8	73.3
Total	84.4%	80.7%	74.7%	76.1%	77.1%
Europe/Mediterranean fleet:
Deepwater	87.1%	89.5%	86.5%	83.2%	89.8%
Towing-supply	70.9	36.8	85.3	97.8	78.0
Total	86.4%	86.3%	86.5%	84.1%	88.8%
West Africa fleet:
Deepwater	68.3%	70.5%	69.4%	69.2%	77.0%
Towing-supply	65.1	66.1	77.9	85.6	88.9
Other	84.9	89.9	84.6	79.7	84.3
Total	72.5%	74.4%	76.0%	76.8%	82.8%
Worldwide fleet:
Deepwater	81.3%	83.4%	82.0%	80.9%	83.2%
Towing-supply	79.8	74.5	74.7	80.8	81.2
Other	86.8	79.6	77.2	78.0	80.7
Total	81.4%	80.4%	79.3%	80.6%	82.2%

Note (A): Utilization Active Fleet equals Days Worked / Available Days - Active Fleet.

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2019	2019	2019	2019	2018
AVERAGE VESSEL DAY RATES: (A)

Americas fleet:
Deepwater	$13,001	12,986	13,186	12,217	13,127
Towing-supply	9,337	9,504	10,442	9,993	10,722
Other	9,838	7,674	8,259	9,135	9,311
Total	$11,617	11,783	12,341	11,436	12,091
Middle East/Asia Pacific fleet:
Deepwater	$9,784	9,648	8,942	8,417	8,215
Towing-supply	5,897	5,285	5,747	6,255	6,801
Other	—	—	—	—	—
Total	$7,746	7,520	7,293	7,205	7,291
Europe/Mediterranean fleet:
Deepwater	$12,336	12,342	13,443	11,356	10,696
Towing-supply	6,055	4,995	5,941	5,566	5,867
Total	$12,171	12,147	13,010	10,964	10,350
West Africa fleet:
Deepwater	$12,304	10,827	10,615	11,307	10,023
Towing-supply	12,810	13,628	14,115	13,601	12,675
Other	3,041	3,530	3,650	3,693	3,645
Total	$9,075	9,174	9,439	9,627	8,982
Worldwide fleet:
Deepwater	$11,892	11,651	11,998	11,082	10,747
Towing-supply	8,284	8,564	9,279	9,271	9,574
Other	4,137	3,871	4,009	4,370	4,407
Total	$9,940	10,021	10,442	9,806	9,545

Note (A):  Average Vessel Day Rates equals Vessel Revenue / Days Worked.

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

(In thousands)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2019	2019	2019	2019	2018
Americas
Vessel revenues	$33,333	33,147	35,199	35,279	31,813

Vessel operating costs:
Crew costs	$15,307	15,108	16,008	17,099	15,596
Repairs and maintenance	3,067	3,061	2,328	3,620	2,438
Insurance and loss reserves	299	305	(1,118)	741	(38)
Fuel, lube and supplies	1,853	1,919	2,115	2,445	2,350
Other	4,082	2,461	2,772	2,771	2,523
Total vessel operating costs	$24,607	22,854	22,105	26,676	22,869

Vessel operating margin ($)	$8,726	10,293	13,094	8,603	8,944
Vessel operating margin (%)	26.2%	31.1%	37.2%	24.4%	28.1%

Americas - Select operating statistics
Average vessels - Total fleet	52	54	58	71	62
Utilization - Total fleet	59.8%	56.9%	54.5%	48.3%	46.0%

Average vessels - Active fleet	37	37	38	39	35
Utilization - Active fleet	84.6%	82.6%	82.3%	87.2%	82.1%

Average day rates	$11,617	11,783	12,341	11,436	12,091

Vessels commencing drydocks	1	4	6	6	3

Cash paid for deferred drydocking and survey costs	$5,381	5,368	6,637	2,178	3,406

Deferred drydocking and survey costs - beginning balance	$15,678	12,154	8,463	7,245	4,638
Cash paid for deferred drydocking and survey costs	5,381	5,368	6,637	2,178	3,406
Amortization of deferred drydocking and survey costs	(2,498)	(1,964)	(1,228)	(960)	(799)
Disposals, intersegment transfers and other	—	120	(1,718)	—	—
Deferred drydocking and survey costs - ending balance	$18,561	15,678	12,154	8,463	7,245

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

(In thousands)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2019	2019	2019	2019	2018
Middle East/Asia Pacific
Vessel revenues	$26,651	22,765	20,449	20,456	19,474

Vessel operating costs:
Crew costs	$10,308	9,243	8,986	8,627	8,372
Repairs and maintenance	3,838	2,317	1,673	1,581	2,377
Insurance and loss reserves	790	356	186	589	154
Fuel, lube and supplies	1,937	2,431	2,350	2,335	2,402
Other	2,864	1,318	1,844	1,733	1,947
Total vessel operating costs	$19,738	15,665	15,039	14,865	15,252

Vessel operating margin ($)	$6,913	7,100	5,410	5,591	4,222
Vessel operating margin (%)	25.9%	31.2%	26.5%	27.3%	21.7%

Middle East/Asia Pacific - Select operating statistics
Average vessels - Total fleet	55	52	50	51	48
Utilization - Total fleet	68.4%	63.6%	61.6%	61.5%	60.3%

Average vessels - Active fleet	44	41	41	41	37
Utilization - Active fleet	84.4%	80.7%	74.7%	76.1%	77.1%

Average day rates	$7,746	7,520	7,293	7,205	7,291

Vessels commencing drydocks	3	3	2	7	3

Cash paid for deferred drydocking and survey costs	$6,072	2,269	4,324	4,481	2,459

Deferred drydocking and survey costs - beginning balance	$12,572	11,961	9,178	5,961	4,099
Cash paid for deferred drydocking and survey costs	6,072	2,269	4,324	4,481	2,459
Amortization of deferred drydocking and survey costs	(2,131)	(1,911)	(1,493)	(1,264)	(597)
Disposals, intersegment transfers and other	—	253	(48)	—	—
Deferred drydocking and survey costs - ending balance	$16,513	12,572	11,961	9,178	5,961

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

(In thousands)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2019	2019	2019	2019	2018
Europe/Mediterranean
Vessel revenues	$29,180	30,946	35,027	28,558	20,717

Vessel operating costs:
Crew costs	$11,984	12,974	13,001	13,059	9,271
Repairs and maintenance	3,617	3,307	3,914	2,578	2,349
Insurance and loss reserves	367	503	693	561	380
Fuel, lube and supplies	1,808	1,614	1,314	1,891	1,294
Other	2,098	2,658	2,902	2,994	2,008
Total vessel operating costs	$19,874	21,056	21,824	21,083	15,302

Vessel operating margin ($)	$9,306	9,890	13,203	7,475	5,415
Vessel operating margin (%)	31.9%	32.0%	37.7%	26.2%	26.1%

Europe/Mediterranean - Select operating statistics
Average vessels - Total fleet	45	45	47	48	35
Utilization - Total fleet	58.1%	61.4%	62.7%	60.1%	63.1%

Average vessels - Active fleet	30	32	34	34	25
Utilization - Active fleet	86.4%	86.3%	86.5%	84.1%	88.8%

Average day rates	$12,171	12,147	13,010	10,964	10,350

Vessels commencing drydocks	3	1	-	6	2

Cash paid for deferred drydocking and survey costs	$3,378	316	3,030	2,432	1,635

Deferred drydocking and survey costs - beginning balance	$7,379	8,596	5,831	4,278	3,279
Cash paid for deferred drydocking and survey costs	3,378	316	3,030	2,432	1,635
Amortization of deferred drydocking and survey costs	(1,335)	(1,160)	(1,448)	(879)	(636)
Disposals, intersegment transfers and other	(16)	(373)	1,183	—	—
Deferred drydocking and survey costs - ending balance	$9,406	7,379	8,596	5,831	4,278

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

(In thousands)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2019	2019	2019	2019	2018
West Africa
Vessel revenues	$27,375	30,315	32,966	35,369	36,523

Vessel operating costs:
Crew costs	$8,472	8,868	9,196	9,360	11,894
Repairs and maintenance	4,659	3,282	2,996	1,923	2,241
Insurance and loss reserves	(282)	863	989	287	141
Fuel, lube and supplies	4,184	2,817	2,672	2,674	3,272
Other	4,682	5,214	5,618	5,335	3,998
Total vessel operating costs	$21,715	21,044	21,471	19,579	21,546

Vessel operating margin ($)	$5,660	9,271	11,495	15,790	14,977
Vessel operating margin (%)	20.7%	30.6%	34.9%	44.6%	41.0%

West Africa - Select operating statistics
Average vessels - Total fleet	67	70	73	83	82
Utilization - Total fleet	49.1%	50.9%	52.3%	49.4%	53.6%

Average vessels - Active fleet	45	48	50	54	53
Utilization - Active fleet	72.5%	74.4%	76.0%	76.8%	82.8%

Average day rates	$9,075	9,174	9,439	9,627	8,982

Vessels commencing drydocks	1	4	4	5	4

Cash paid for deferred drydocking and survey costs	$11,905	7,060	2,412	3,194	1,380

Deferred drydocking and survey costs - beginning balance	$13,397	8,318	7,129	4,731	4,037
Cash paid for deferred drydocking and survey costs	11,905	7,060	2,412	3,194	1,380
Amortization of deferred drydocking and survey costs	(2,846)	(1,653)	(1,321)	(796)	(686)
Disposals, intersegment transfers and other	—	(328)	98	—	—
Deferred drydocking and survey costs - ending balance	$22,456	13,397	8,318	7,129	4,731

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

(In thousands)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2019	2019	2019	2019	2018
Worldwide
Vessel revenues	$116,539	117,173	123,641	119,662	108,527

Vessel operating costs:
Crew costs	$46,071	46,193	47,191	48,145	45,133
Repairs and maintenance	15,181	11,967	10,911	9,702	9,405
Insurance and loss reserves	1,174	2,027	750	2,178	636
Fuel, lube and supplies	9,782	8,781	8,451	9,345	9,317
Other	13,726	11,651	13,136	12,833	10,476
Total vessel operating costs	$85,935	80,619	80,439	82,203	74,967

Vessel operating margin ($)	$30,604	36,554	43,202	37,459	33,500
Vessel operating margin (%)	26.3%	31.2%	34.9%	31.3%	30.9%

Worldwide - Select operating statistics
Average vessels - Total fleet	219	220	228	253	227
Utilization - Total fleet	58.3%	57.5%	57.0%	53.6%	54.4%

Average vessels - Active fleet	157	158	163	168	150
Utilization - Active fleet	81.4%	80.4%	79.3%	80.6%	82.2%

Average day rates	$9,940	10,021	10,442	9,806	9,545

Vessels commencing drydocks	8	12	12	24	12

Cash paid for deferred drydocking and survey costs	$26,736	15,013	16,403	12,285	8,880

Deferred drydocking and survey costs - beginning balance	$49,026	41,029	30,601	22,215	16,053
Cash paid for deferred drydocking and survey costs	26,736	15,013	16,403	12,285	8,880
Amortization of deferred drydocking and survey costs	(8,810)	(6,688)	(5,490)	(3,898)	(2,718)
Disposals, intersegment transfers and other	(16)	(328)	(485)	—	—
Deferred drydocking and survey costs - ending balance	$66,936	49,026	41,029	30,602	22,215

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

(In thousands)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2019	2019	2019	2019	2018
Net loss	$(60,574)	(43,806)	(15,553)	(21,286)	(90,377)

Interest and other debt costs	6,282	7,468	7,582	7,736	7,707
Income tax expense	1,281	15,071	5,542	5,830	7,856
Depreciation	19,416	19,047	19,548	19,034	17,383
Amortization of deferred drydocking and survey costs	8,810	6,688	5,490	3,898	2,718
EBITDA (A), (B), (C), (D)	$(24,785)	4,468	22,609	15,212	(54,713)

Impairment of Due from affiliate		-	-	-	20,083
Long-lived asset impairments	32,549	5,224	-	-	36,878
One time charges	2,123	6,293	460	3,739	12,161
Loss on debt extinguishment		-	-	-	8,119

Adjusted EBITDA (A), (B), (C), (D)	$9,887	15,985	23,069	18,951	22,528

Note (A):  EBITDA excludes interest and other debt costs, income tax expense, depreciation and amortization. Additionally, Adjusted EBITDA excludes impairment charges, merger and integration related costs and loss on the extinguishment of debt prior to maturity.

Note (B):  EBITDA and Adjusted EBITDA for the three months ended December 31, 2019, September 30, 2019, June 30, 2019, March 31, 2019 and December 31, 2018 includes non-cash, stock-based compensation expense of $2,972, $7,384, $3,588, $5,627 and $3,439, respectively.

Note (C):  EBITDA and Adjusted EBITDA for the three months ended December 31, 2019, September 30, 2019, June 30, 2019, March 31, 2019 and December 31, 2018 includes foreign exchange gains (losses) of $(945), $173, $11, $(508), and $1,454, respectively.

Note (D):  EBITDA and Adjusted EBITDA equity in net (earnings) losses of unconsolidated companies for the three months ended December 31, 2019, September 30, 2019, June 30, 2019, March 31, 2019 and December 31, 2018 includes foreign exchange gains (losses) of $0, $0, $0, $0 and $0, respectively.

Non-GAAP Financial Measures

We disclose and discuss EBITDA and Adjusted EBITDA as non-GAAP financial measures in our public releases, including quarterly earnings releases, investor conference calls and other filings with the Securities and Exchange Commission.  We define EBITDA as earnings (net income) before interest and other debt costs, income tax expense, depreciation and amortization.  Additionally, Adjusted EBITDA excludes impairment charges, merger and integration related costs and losses on the extinguishment of debt prior to maturity. Our measures of EBITDA and Adjusted EBITDA may not be comparable to similarly titled measures presented by other companies. Other companies may calculate EBITDA and Adjusted EBITDA differently than we do, which may limit its usefulness as a comparative measure.

Because EBITDA and Adjusted EBITDA are not measures of financial performance calculated in accordance with GAAP, they should not be considered in isolation or as a substitute for operating income, net income or loss, cash provided (used) in operating activities, investing and financing activities, or other income or cash flow statement data prepared in accordance with GAAP.

EBITDA and Adjusted EBITDA are widely used by investors and other users of our financial statements as a supplemental financial measure that, when viewed with our GAAP results and the accompanying reconciliations, we believe provide additional information that is useful to gain an understanding of the factors and trends affecting our ability to service debt, pay taxes and fund drydocking and survey costs and capital expenditures.  We also believe the disclosure of EBITDA and Adjusted EBITDA helps investors meaningfully evaluate and compare our cash flow generating capacity from quarter-to-quarter and year-to-year.

EBITDA and Adjusted EBITDA are also financial metrics used by management (i) as a supplemental internal measure for planning and forecasting overall expectations and for evaluating actual results against such expectations; (ii) to compare to the EBITDA and Adjusted EBITDA of other companies when evaluating potential acquisitions; and (iii) to assess our ability to service existing fixed charges and incur additional indebtedness.

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

(In thousands)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2019	2019	2019	2019	2018
Net cash provided by (used in) operating activities	$5,281	(15,981)	(17,566)	(3,157)	(26,171)

Cash interest expense	8,205	8,189	7,974	8,319	8,108
Interest income	(690)	(1,579)	(1,859)	(2,470)	(5,799)
Loss on debt extinguishment	-	-	-	-	8,119
Additions to properties and equipment	(4,067)	(5,058)	(5,757)	(3,116)	(12,275)
Free cash flow before proceeds from asset sales	$8,729	(14,429)	(17,208)	(424)	(28,018)

Proceeds from asset sales	3,755	4,526	10,915	9,651	29,616

Free cash flow	$12,484	(9,903)	(6,293)	9,227	1,598

Annual free cash flow	5,515

Free cash flow is a non-GAAP investment performance indicator which we believe provides useful information regarding the net cash generated by the Company before any payments to capital providers.  Free cash flow is determined from net cash provided by (used in) operating activities adjusted for capital expenditures, proceeds from asset sales, cash interest expense, interest income and loss on debt extinguishment.  Free cash flow is not defined by U.S. GAAP and is not a substitute for net cash provided by operating activities.

Contacts

Tidewater Inc.

Jason Stanley

Vice President,

Investor Relations and Marketing

713-470-5300

SOURCE: Tidewater Inc.